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                                                                    Exhibit 10.4


                                                                       FORM (UK)

                       INTERACTIVE SYSTEMS WORLDWIDE INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                 PURSUANT TO INTERACTIVE SYSTEMS WORLDWIDE INC.
                             2006 STOCK OPTION PLAN


         AGREEMENT dated as of______________, by and between INTERACTIVE SYSTEMS WORLDWIDE INC., a Delaware corporation, with its principal place of business at 2 Andrews Drive, 2nd Floor, West Paterson, New Jersey 07424 (the "Company"), and the undersigned employee, agent or director of, or consultant to, the Company or any of its subsidiaries (the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, the Company considers it desirable and in its best interests that the Optionee be encouraged to acquire an ownership interest in the Company, and thereby have an added incentive to advance the interests of the Company, by the grant of an option to purchase shares of the Company's common stock, par value $.001 per share (the "Common Stock"), in accordance with the Company's 2006 Stock Option Plan (the "Plan") on the terms and conditions hereinafter set forth;

         WHEREAS, the Plan provides that each option granted thereunder is to be evidenced by an option agreement, setting forth the terms and conditions of the option; and

         WHEREAS, this "Option" (as hereunder defined) is granted for the purpose of the business of the Company or any of its subsidiaries.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as follows:

         1. Grant of Option.

         The Company hereby grants to the Optionee the right, privilege and option (the "Option") to purchase _________ shares of the Company's Common Stock (the "Shares") at the purchase price of $_________ per Share (the "Exercise Price"), in the manner and subject to the conditions hereinafter provided and contained in the Plan. In the event of any inconsistencies between the Plan and this Agreement, the Plan shall govern. Such number of Shares issuable upon exercise of the Option shall be subject to adjustment as provided in Section 7 below. The Option is not intended to be an incentive stock option meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). This Option is granted under the provisions of Schedule 5 of the Income Tax (Earnings and Pensions) Act 2003.
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         2. Time of Exercise of Option.

         The Option shall not be exercisable during the first __ months after the date of grant. Commencing on _________ after the date of grant, provided the Optionee is then employed by or retained as an agent of, director of, or consultant to, the Company or any of its subsidiaries, the Option shall be exercisable as to __% of the Shares covered by the Option. On each of the _________, and ___________ and__________ anniversaries of the date of the grant, provided the Optionee is then employed by or retained as an agent of, director of, or consultant to, the Company or any of its subsidiaries, an additional __% percent of the Shares covered hereby shall be exercisable such that on the ________ anniversary of the date of grant the Option shall be exercisable to the extent of 100% of the Shares covered by the Option; provided, however, that upon a Change in Control (as defined in the Plan) of the Company, the Option shall be immediately exercisable to the extent of 100% of the Shares covered by the Option. To the extent the Option is not exercised by the Optionee when it becomes exercisable, it shall continue in full force and effect until the Expiration Date (as hereinafter defined).

         3. Method of Exercise.

         The Option shall be exercised by written notice in the form of Exhibit A hereto directed to the Company at the Company's address set forth above, duly executed by the Optionee, specifying the number of Shares being purchased and accompanied by either (i) cash or check payable to the order of the Company in full payment of the Exercise Price for the number of Shares being purchased, or
(ii) certificate (s), duly endorsed for transfer to the Company with signature guaranteed, for that number of Shares owned by the Optionee having an aggregate fair market value as determined in accordance with the Plan ("Fair Market Value"), on the date of exercise equal to the full Exercise Price for the number of Shares being purchased, or (iii) a combination of (i) and (ii).

         The Option shall not be exercisable at any time in an amount less than 100 Shares (or the remaining number of Shares then covered by and purchasable under the Option if less than 100 Shares).

         4. Term of Options; Exercisability.

            A. Term.

               1. This Option shall expire on the tenth anniversary of the date of this Agreement (the "Expiration Date"), subject to earlier termination as herein provided.

               2. Except as otherwise provided in this Section 4, if the Optionee's employment by, or retention as an agent, director of, or consultant to, the Company and its subsidiaries is terminated for any reason, the Option shall terminate on the earlier of (i) three months after the date the Optionee's employment by or retention as an agent, director of, or consultant to, the Company and its subsidiaries is terminated, or (ii) the date on which the Option expires by its terms.


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               3. If the Optionee's employment by, or retention as an agent, director of, or consultant to, the Company is terminated by the Company or any of its subsidiaries for "cause" (as such term is defined in any employment agreement or similar agreement between the Optionee and the Company or its subsidiaries, as applicable, or , if there is no such employment or similar agreement, or the employment or similar agreement does not have provisions relating to termination for cause, as such term is defined by the law of the State of Delaware), the Option will to the extent not terminated, be deemed to have terminated on the date immediately preceding the date the Optionee's employment by, or retention as an agent, director of, or consultant to, the Company is terminated by the Company and its subsidiaries.

               4. If the Optionee is an individual and the Optionee's employment by, or retention as an agent, director of, or consultant to, the Company is terminated by the Company and its subsidiaries because the Optionee has become "disabled" (as defined in any employment agreement or similar agreement between the Optionee and the Company or within the meaning of Section 22 (e) (3) of the
Code), the Option shall terminate on the earlier of (i) one year after the date the Optionee's employment by, or retention as an agent, director of, or consultant to, the Company and its subsidiaries is terminated, or (ii) the date on which the Option expires by its terms.

               5. In the event of the death of the Optionee, the Option shall terminate on the earlier of (i) one year after the date of death, or (ii) the date on which the Option expires by its terms.

            B. Exercisability.

               1. Except as provided in this Section 4.B., if the Optionee's employment by, or retention as an agent, director of, or consultant to, the Company and its subsidiaries is terminated, the Option shall be exercisable only to the extent that the right to purchase Shares under the Option is exercisable on the date the Optionee's employment by, or retention as an agent, director of, or consultant to, the Company and its subsidiaries is terminated.

               2. If the Optionee's employment by, or retention as an agent, director of, or consultant to, the Company is terminated by the Company and its subsidiaries because the Optionee has become disabled (as such term is defined in any employment or similar agreement between the Optionee and the Company or, if there is no such employment or similar agreement, or the employment or similar agreement does not contain provisions relating to termination for disability, as determined by the Board of Directors of the Company), the Option shall be immediately exercisable as to the full number of Shares covered by the Option, whether or not under the provisions of Section 2 hereof the Option was otherwise exercisable as of the date of disability.

               3. In the event of the death of the Optionee, the Option granted to the Optionee shall be immediately exercisable as to the full number of Shares covered thereby, whether or not under the provisions of Section 2 hereof the Optionee was entitled to do so at the date of his death, by the executor, administrator or personal representative of the Optionee, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee.


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         5. Non-Transferability.

         The right of the Optionee to exercise the Option shall not be assignable or transferable by the Optionee otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by the Optionee. The Option shall be null and void and without effect upon the bankruptcy of the Optionee or upon any attempted assignment or transfer, except as hereinabove provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

         6. Representation Letter and Investment Legend.

            A. Notwithstanding the provisions of Sections 3 and 4 hereof, the Option may not be exercised, and the Company may delay the issuance of the Shares covered by the exercise of the Option and the delivery of a certificate for the Shares, until one of the following conditions shall be satisfied:

               1. The Shares with respect to which the Option has been exercised are at the time of the issuance of the Shares effectively registered or qualified under applicable federal and state securities acts now in force or as hereafter amended or modified; or

               2. Counsel for the Company shall have rendered an opinion to the Company, which opinion shall not be unreasonably conditioned or withheld, that the issuance of the Shares is exempt from registration and qualification under applicable federal and state securities acts now in force or as hereafter amended.

            B. In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933, as amended (the "1933 Act") , upon any date on which the Option is exercised in whole or in part, the Optionee shall give a written representation to the Company in the form attached hereto as Exhibit A and the Company shall place an "investment legend," so-called, as described in Exhibit A, upon any certificate for the Shares issued by reason of such exercise. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes the Shares with respect to which the Option shall have been exercised, or to qualify the Shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from the Optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus, offering circular or any other document that is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from the Optionee against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.


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            C. The Company shall be under no obligation to qualify the Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purposes of covering the issuance of the Shares or to cause the issuance of the Shares to be exempt from registration and qualification under applicable federal and state securities acts now in force or as hereinafter amended, except as otherwise agreed to by the Company in writing in its sole discretion and, accordingly, the Company may delay the issuance of the Shares covered by the exercise of the Option and the delivery of a certificate for the Shares until the Company shall have determined that all conditions to the issuance of the Shares shall have been satisfied.

         7. Adjustment in and Changes in Common Stock.

         Subject to the Plan, if the outstanding shares of the Common Stock are changed into, or exchanged for a different number or kind of shares or other securities of the Company by reason of any reorganization, recapitalization, reclassification, stock split, combination of shares, or dividends payable in capital stock, appropriate and equitable adjustment shall be made by the Board of Directors of the Company, in its sole discretion, in the number and kind of shares as to which the Option or portion thereof then unexercised shall be exercisable. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of such the Option and with a corresponding adjustment in the Option price per share.

         8. Effect on Other Rights.

         This Agreement shall in no way affect the Optionee's participation in or benefits under any other plan or benefit program maintained or provided by the Company. Nothing in this Agreement shall be construed to give the Optionee any right to any additional options other than in the sole discretion of the Board of Directors of the Company or to confer on the Optionee any right to continue in the employ of the Company or any subsidiary thereof or to continue to be retained as an agent, director of, or consultant to, the Company, nor shall this Agreement be evidence of any agreement or understanding, express or implied, that the Company will employ or continue to retain the Optionee in any particular position or at any particular rate of remuneration, or for any particular period of time or to interfere in any way with the right of the Company or a subsidiary thereof (or the right of the Optionee) to terminate the employment or retention of the Optionee at any time, with or without cause, notwithstanding the possibility that the Option may thereby be terminated entirely.

         9. Rights as a Shareholder.

         The Optionee shall have no rights as a shareholder of the Company with respect to any Shares which may be purchased upon exercise of the Option until
(x) the Option shall have been exercised with respect thereto (including payment to the Company of the Exercise Price), and (y) the earlier to occur of (i) delivery by the Company to the Optionee of a stock certificate therefor, or (ii) the date on which the Company is required to deliver a certificate pursuant to the Plan and this Agreement. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such certificate is issued or required to be issued in accordance with the Plan.

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         10. Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS TO BE MADE AND PERFORMED ENTIRELY THEREIN WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES.

         11. Provisions Specific to Optionees in the United Kingdom.

             A. Optionee hereby agrees to accept the grant of this Option and agrees and undertakes:

               1. to be bound by the terms and conditions set out in the Plan;

               2. that to the extent any Withholding (as referred to in Section 15 of the Plan) has not been deducted from Optionee's salary in the relevant month in which the Options exercised, the Optionee's employing company is authorized to make deductions from subsequent salary payments and to apply the amounts so deducted in reimbursing the person which has accounted for such liability; and

               3. to indemnify the Company and each subsidiary of the Company in respect of any Withholding liability.

         12. Withholding Taxes.

         Whenever Shares are to be issued upon exercise of the Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements, if any, prior to the delivery of any certificate or certificates for such Shares. The Company may agree to permit the Optionee to withhold Shares purchased upon exercise of this Option to satisfy the above-mentioned withholding requirement.

         13. Headings.

         The headings contained in this Agreement are for convenience of reference only and in no way define, limit or describe the scope or intent of this Agreement or in any way affect this Agreement.

         14. Binding Effect.

         This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.


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         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand and seal, all as of the day and year first above written.

                                  INTERACTIVE SYSTEMS WORLDWIDE INC.


                                  By:
                                       -----------------------------------------
                                       Title:


                                  ----------------------------------------------
                                  OPTIONEE:



                                  SIGNED but not delivered until the date hereof AS A DEED by __________________________ in the presence of :

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                                  Name:
                                       -----------------------------------------
                                  Address:
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                                          --------------------------------------

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                                  Witness signature:
                                                    ----------------------------
                                  Witness name (print)
                                                       -------------------------
                                  Address:
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                                  Occupation:
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                                    EXHIBIT A
                            TO STOCK OPTION AGREEMENT


                                                        Date:___________________

Interactive Systems Worldwide Inc.
2 Andrews Drive, 2nd Floor
West Paterson, New Jersey 07424

Ladies and Gentlemen:

         I hereby elect to purchase ________ shares of the Common Stock, $.001 par value per share, of Interactive Systems Worldwide Inc. (the "Company") under the option granted to me pursuant to the Stock Option Agreement, dated _____________, ______, under the Company's 2006 Stock Option Plan.

         Enclosed is [cash] [a check] in the amount of $______. ______ or shares of the Company's Common Stock] in full payment of the shares being purchased ($____________ per share x ________ shares).

         Please deliver certificates representing the shares being purchased to me at:

                           -----------------------------------

                           -----------------------------------

                           -----------------------------------

         I hereby acknowledge that I have been informed as follows:

         1. If the shares of common stock of the Company to be issued to me pursuant to the exercise of said option have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), they must be held indefinitely unless such shares are subsequently registered under the 1933 Act, or an exemption from such registration is available.

         2. Routine sales of securities made in reliance upon Rule 144, if applicable, under the 1933 Act may be made only after the holding period and in limited amounts in accordance with the terms and conditions provided by that Rule, and in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the 1933 Act will be required.

         3. The Company is under no obligation to me to register the shares or to comply with any such exemptions under the 1933 Act.

         4. The availability of Rule 144, if applicable, is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

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         In consideration of the issuance of certificates for the shares to me,
I hereby represent and warrant that I am acquiring such shares for my own account for investment, and that I will not sell, pledge, transfer or otherwise dispose of such shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the 1933 Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the shares to be issued to me, and to all certificates issued hereafter representing such shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

         "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and were acquired by the registered holder, pursuant to a representation and warranty that such holder was acquiring such shares for his or her own account and for investment, with no intention to transfer or dispose of the same, in violation of the registration requirements of the Act. These shares may not be sold, pledged, transferred or otherwise disposed of in the absence of an effective registration statement under the Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under the Act."

         I further agree that the Company may place a stop order with its Transfer Agent, prohibiting the transfer of such shares, so long as the legend remains on the certificates representing the shares.

                                  Very truly yours,


                                  ----------------------------------------------
                                  Optionee: